CHAR1\1899890v7 MONARCH NATIONAL INSURANCE COMPANY SHAREHOLDERS’ AGREEMENT ______________________________________ July 1, 2022 ______________________________________

TABLE OF CONTENTS

			Page
1.	Board of Directors		1
	1.1	Board Composition	1
	1.2	Modification of Board Composition & Designation Rights	1
	1.3	Term	2
	1.4	Reimbursement of Fees and Expenses	3
	1.5	Meetings; Manner of Acting	3
2.	Restrictions on Transfer		4
	2.1	Restrictions on Transfer	4
	2.2	Drag Along	4
	2.3	Delivery of Shares at Closing	5
	2.4	No Penalty for Terminated Sale	6
3.	Irrevocable Proxy and Power of Attorney		6
4.	Confidentiality		6
5.	Notices		7
6.	Legend on Stock Certificates		8
7.	Termination		8
8.	Parties Bound; Entire Agreement		9
9.	Amendment		9
10.	Strict Performance		9
11.	Legal Representation		9
12.	Governing Law; Venue		9
13.	Definitions		9

CHAR1\1899890v7

CHAR1\1899890v7 SHAREHOLDERS’ AGREEMENT THIS SHAREHOLDERS’ AGREEMENT (this “Agreement”), dated and effective as of July 1, 2022 (the “Effective Date”), is made and entered into by and among Monarch National Insurance Company, a Florida corporation (the “Corporation”), the Hale Investors (as defined herein, and FedNat Holding Company (collectively, with the Hale Investors and each additional Person who, on or after the date hereof, executes either this Agreement or a joinder in the form of Exhibit A, the “Shareholders” and each individually, a “Shareholder”). RECITALS The Corporation and the Shareholders wish to enter into this Agreement to document their mutual agreements with respect to, among other items, the composition of the Board (as defined below) and the rights of and restrictions on the holders of Common Stock. THEREFORE, in consideration of the mutual promises hereinafter made, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as set forth below. 1. Board of Directors. The business of the Corporation is and shall be managed by a Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors” and each, a “Director”) consisting of five (5) Persons. 1.1 Board Composition. Subject to the provisions of Section 1.2 hereof, each Shareholder hereby covenants and agrees to vote all of such Shareholder’s shares of Common Stock (and any other voting capital stock of the Corporation as such may exist from time to time, collectively, “Shares”), and to take all other necessary or desirable actions within such Shareholder’s control (whether in such Shareholder’s capacity as a Shareholder, Director, officer of the Corporation or otherwise), and the Corporation will take all necessary and desirable actions within its control in order to cause: (a) the election to the Board of three (3) Directors designated by the Hale Investors (the “Hale Directors”), which Hale Directors shall initially be Bradley G. Garner, Peter Sherman and Anthony Sciacca; and (b) the election to the Board of two (2) Directors designated by FedNat (the “FedNat Directors”), which FedNat Directors shall initially be Jenifer Kimbrough and Dave Michelson. The Shareholders executing this Agreement on the date hereof hereby acknowledge and agree that their signatures hereto shall serve as their written consent to the establishment, on the Effective Date, of a Board composed of the individuals named above, and no separate meeting or vote shall be necessary in order to create such Board or elect such Persons. 1.2 Modification of Board Composition & Designation Rights.

2 CHAR1\1899890v7 (a) FedNat. The designation rights afforded to FedNat will remain as set forth in Section 1.1 above for so long as FedNat holds at least seventy-five percent (75%) of the Shares of the Corporation it holds as of the Effective Date. In the event that FedNat holds less than seventy-five percent (75%), but more than fifty percent (50%), of the Shares of the Corporation it holds on the Effective Date, FedNat shall have the right to designate one (1) Director (and there shall be only one FedNat Director in such case). In the event FedNat ceases to hold at least fifty percent (50%) of the Shares of the Corporation it holds as of the Effective Date, FedNat shall no longer have the right to designate a Director. To the extent FedNat loses designation rights with respect to one or both of the FedNat Directors, the vacancy created in the Board shall be filled by an individual designated by the Hale Investors. The Shareholders agree that Dave Michelson and Jenifer Kimbrough shall continue to serve on the Board (absent their earlier resignation or death) for a period of two (2) years following the Effective Date, whether as FedNat Directors or as the individual(s) designated by the Hale Investors in replacement of FedNat Directors. (b) Hale Investors. The designation rights afforded to the Hale Investors will remain as set forth in Section 1.1 above for so long as the Hale Investors hold, in aggregate, at least two-thirds (66 2/3%) of the Shares of the Corporation held by them as of the Effective Date. In the event that the Hale Investors, in aggregate, hold less than two-thirds, but more than half (50%) of the Shares of the Corporation held by them on the Effective Date, the Hale Investors shall have the right to designate two (2) Directors. In the event the Hale Investors hold, in aggregate, less than half, but at least one-third (33 1/3%) of the Shares of the Corporation held by them on the Effective Date, the Hale Investors shall have the right to designate only one Hale Director. In the event the Hale Investors, in aggregate, cease to hold at least one-third (33 1/3%) of the Shares of the Corporation held by them as of the Effective Date, the Hale Investors shall no longer have the right to designate a Director. To the extent the Hale Investors lose designation rights with respect to one or more of the Hale Directors, the vacancy(ies) created in the Board shall be filled by an individual or individuals designated by FedNat. (c) Term. Subject to Section 1.2 and this Section 1.3, each Director shall serve for a period of one (1) year (or until the next annual meeting of the Corporation following his or her election) or until his or her earlier resignation or death or his or her removal by the Shareholders having the right to designate such Director. (d) For avoidance of doubt, a Director may be removed during his or her term of office only by the Shareholder(s) entitled to designate such Director; provided, however, that: (i) unless otherwise agreed by the Shareholders entitled to designate such Director, a Director who is also an officer of the Corporation (or of FedNat Holding Company or FedNat Insurance Company) shall automatically cease to be a Director at such time as he or she ceases to hold office and (ii) any Director may be removed for Cause by a vote of the majority of the Board (exclusive of such Director). “Cause” shall mean (A) the conviction or plea of no contest in a judicial proceeding for fraud, theft, embezzlement or other act perpetrated against or harmful to the reputation of the Corporation, (B) any material violation of legal requirements or any material policy of the Corporation applicable to such Director that relates to equal employment opportunity, discrimination, harassment or retaliation, (C) the Director’s willful malfeasance in connection with his or

3 CHAR1\1899890v7 her service to the Corporation; (D) habitual use of alcohol or any controlled substance without prescription, in each case, that hinders the Director’s ability to discharge his or her duties with respect to the Corporation; or (E) the issuance by the Florida Office of Insurance Regulation of an order determining a Director is not competent or trustworthy or otherwise requiring removal of a Director pursuant to Section 624.310, Florida Statutes, or other applicable provision of the Florida Insurance Code. (e) A Director may resign at any time upon written notice to the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. A vacancy in the Board because of the resignation, death or removal of a Director will be filled by the Shareholder(s) entitled to designate or elect such Director pursuant to the terms of Section 1.1. If any Person(s) having the right to designate a Director fails to designate a Director pursuant to the terms of Section 1.1, such position in the Board shall remain vacant until such Person exercises its, his or their right to designate a Director as provided hereunder. 1.3 Reimbursement of Fees and Expenses. Each Director shall be reimbursed for such individual’s reasonable out-of-pocket expenses, including travel, lodging and other similar expenses incurred in the performance of such duties as a Director, including expenses related to attending Board meetings. Nothing contained in this Section 1.4 shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving reasonable compensation therefor, subject to Shareholder approval. 1.4 Meetings; Manner of Acting. The Board of Directors shall delegate day-to- day management of the Corporation to the officers thereof, but the Board shall provide ongoing oversight and direction for the Corporation, and shall meet regularly as described in the bylaws of the Corporation. (a) The presence of three (3) Directors (in person, via phone or video technology (Zoom, Teams or similar application) or by proxy), to include at least two (2) Hale Directors, shall constitute a quorum for any meeting of the Board of Directors. (b) Except as otherwise set forth in this Agreement, the affirmative vote of a majority of the Directors present at a meeting where a quorum is present shall constitute the action of the Board. (c) As noted in the bylaws of the Corporation, written notice of any special meeting shall be given to each Director either by personal delivery, facsimile, or any other form of electronic communication at least two (2) days prior to the special meeting, or by written notice sent by first class mail to each Director and mailed at least five (5) days before the meeting. (To the extent the Board of Directors sets its regular meeting schedule at a meeting where fewer than all Directors are present, the meeting schedule shall be provided to all Directors not present at such calendaring meeting, in writing, promptly following the meeting and, in all cases, with at least as much advance notice of the first regular meeting following the determination of such meeting calendar as if such regular meeting were a special meeting).

4 CHAR1\1899890v7 2. Restrictions on Transfer. 2.1 Restrictions on Transfer. (a) Except for in the event of a “Drag-Along Sale” as described in Section 2.2, no Shareholder (other than the Hale Investors) shall Transfer any interest in any of such Shareholder’s Shares without the prior written consent of the holders of the majority of Shares exclusive of the Shareholder’s Shares. (b) Any Transfer that does not comply with this Agreement shall be void, and the purported transferee shall not be entitled to be recognized as an owner of Shares by the Corporation or to be recognized as a Shareholder. Any payment by the Corporation to one shown on the Corporation’s records as a Shareholder, or to his or her creditors or personal representatives, shall absolve the Corporation of all liability to any transferee who may be interested in such payment by reason of a Transfer that did not conform to this Agreement. (c) No Transfer otherwise complying with this Agreement will be effective unless the Transferee executes a joinder to this Agreement, pays all reasonable expenses connected with such Transfer, complies with the other requirements and restrictions set forth herein, and, if requested by the Board, provides to the Corporation a legal opinion satisfactory to the Corporation that the related Shares may be Transferred without registration under the Securities Act of 1933 and applicable state securities laws pursuant to a registration exemption applicable to the Shares or such Transfer. 2.2 Drag Along. (a) Notwithstanding anything contained in this Agreement to the contrary, in the event that the Hale Investors wish to accept a bona fide offer from a third party to purchase all or a portion of their Shares, then the Hale Investors shall have the right to give written notice to the remaining Shareholders of the intended sale and the remaining Shareholders agree that upon the written request of the Hale Investors given at least fifteen (15) days prior to the intended sale date, they will sell all (or the equivalent percentage) of their Shares to the purchasing third party on the same terms and at the same price per share (or prices per share, if the price per share of different classes of capital stock are different) as the Hale Investors (a “Drag-Along Sale”); provided, however, that not all Shareholders must be provided the same opportunity to participate in any “rollover” or similar form of consideration in such Drag-Along Sale. The written notice provided by the Hale Investors to the other Shareholders in such case shall include the name of the Person(s) to whom all Shares will be sold and the price and other material terms on which the sale will be made. (b) In furtherance of, and not in limitation of the foregoing, in connection with a Drag-Along Sale, each Shareholder will (i) consent to and raise no objections against such sale or the process pursuant to which it was arranged, (ii) waive any dissenter’s rights and other similar rights, and (iii) subject to the limitations set forth in Section 2.2(c) below, execute all documents containing the same terms and conditions as those executed by the Hale Investors as reasonably requested by the Hale Investors.

5 CHAR1\1899890v7 (c) Notwithstanding anything in this Section 2.2 to the contrary, Shareholders subject to the rights of the Hale Investors under this Section 2.2 shall be required to make securities laws representations or representations regarding matters of title, power, authority, enforceability and other customary representations solely with respect to such Shareholder and such Shareholder’s ownership of the Shares (and not with respect to all Shareholders or the Corporation’s compliance with securities laws). Furthermore, the Hale Investors and other Shareholders hereby agree to ensure that the indemnification obligations in a Drag-Along Sale are several, and not joint, liabilities of the Shareholders, whether through agreement with the third-party purchaser or a contribution agreement among the Shareholders (other than any representation referred to above with respect to representations made as to such Shareholder and its Shares). (d) All Shareholders will bear their pro rata share of any escrows, adjustments or holdbacks in the purchase price, as well as of the costs and expenses incurred by the Corporation in connection with a Drag-Along Sale to the extent such costs and expenses are incurred for the benefit of all Shareholders and are not otherwise paid by the Corporation or the purchaser. 2.3 Tag Along. If, in connection with a proposed transfer by the Hale Investors to a bona fide third party purchaser of Shares constituting a majority of all of the outstanding Shares of the Corporation, the Hale Investors do not exercise the Drag Along provisions of Section 2.2 (i.e. do not request that FedNat participate in such sale), the Hale Investors shall, nonetheless, provide written notice to FedNat of the intended sale at least fifteen (15) days prior to the intended sale date and FedNat may, by giving written notice to the Hale Investors, not later than five (5) business days following delivery of the notice from the Hale Investors, elect nonetheless to participate in such transaction on the same price, terms and conditions to be received by the Hale Investors. If FedNat chooses so to participate, FedNat shall take all necessary and desirable actions in connection with the consummation of the transaction, including the execution of such agreements and instruments and other actions reasonably necessary to provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such transaction. FedNat shall be responsible for all costs it incurs in electing to participate and shall bear its pro rata share (determined based on relative Share ownership by FedNat and the Hale Investors) of any escrow, adjustment or holdback in the purchase price and of the costs and expenses the Corporation incurs for the benefit of all selling Shareholders if not otherwise paid by the Corporation or the purchaser. To the extent the third party purchaser in the proposed Transfer is not willing to purchase both FedNat’s Shares and the Shares the Hale Investors proposed to Transfer in such sale, then both FedNat and the Hale Investors shall reduce the amount to be sold to such third party purchaser by an equivalent percentage for purposes of completing the sale. 2.4 Delivery of Shares at Closing. The closing for any purchase of Shares under Section 2.2 or Section 2.3 shall take place at the Corporation’s principal offices or at such other place as shall be mutually agreed by the Hale Investors and the proposed purchaser. At such closing, the holders of the certificates representing the Shares being transferred shall deliver such certificates evidencing the Shares to the Corporation duly endorsed for transfer, in exchange for delivery of the purchase price. Each Shareholder hereby

6 CHAR1\1899890v7 authorizes and directs the Secretary of the Corporation to transfer the Shares that are purchased hereunder upon tender of the applicable purchase price to the Person entitled thereto and to record such transfer in the books and records of the Corporation, including without limitation the share transfer ledger. 2.5 No Penalty for Terminated Sale. For avoidance of doubt and notwithstanding anything herein to the contrary, no Hale Investor shall be liable to any other Shareholder in the event no Shares Transfer or are sold after the provisions of Section 2.2 or Section 2.3 have been triggered. 3. Irrevocable Proxy and Power of Attorney. Each Shareholder hereby constitutes and appoints as the proxies of the party and hereby grants a power of attorney to the Chief Executive Officer of the Company, and to an individual designated by the Hale Investors, should the need arise, with full power of substitution, with respect to the matters set forth herein, including, without limitation, votes regarding the size and composition of the Board pursuant to Section 1.1 and votes regarding any Drag-Along-Sale pursuant to Section 2.2 hereof. Each Shareholder hereby authorizes each such individual to represent and vote, if and only if the party (i) fails to vote, or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the election of persons as members of the Board or to approve a Drag-Along Sale, in each case, determined pursuant to and in accordance with the terms and provisions of this Agreement and otherwise to take any action reasonably necessary to effect this Agreement. The power of attorney granted hereunder shall authorize the Chief Executive Officer of the Company or such designee of the Hale Investors to execute and deliver the documentation referred to in Section 2.2 on behalf of any party failing to do so within five (5) business days of a request by the Corporation or the Hale Investors. Each of the proxy and power of attorney granted pursuant to this Section 3 is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant its terms. Each party hereto hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to the terms hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein. 4. Confidentiality. Each Shareholder (a) shall protect, and shall use such Shareholder’s reasonable best efforts to cause its, his or her employees, Affiliates, owners, accountants, representatives, agents, consultants and advisors (collectively, “Representatives”) to protect, the confidentiality of all proprietary and confidential information relating to the assets and business of the Corporation, and (b) shall not disclose, and shall use such Shareholder’s reasonable best efforts to cause such Shareholder’s Representatives not to disclose, such proprietary and confidential information to any other Person; provided, however, such Person may disclose such information to the extent that such disclosure is pursuant to or in connection with (i) a subpoena or court order, (ii) any investigation or audit by a governmental authority, including in connection with audits of financial statements and regulatory examinations, (iii) any suit or proceeding with

7 CHAR1\1899890v7 respect to this Agreement, (iv) the filing of any tax returns or (v) as required by securities laws and regulations or other applicable law and regulations. In all such cases, such Person shall disclose such information only to the extent required to fulfill such purpose or legal requirement. If any such Person becomes legally compelled to disclose any such proprietary or confidential information, such Person shall promptly notify the Board of such fact so that the Board or the officers of the Corporation may seek an appropriate remedy to prevent such production, and request the Person demanding such production to allow the Corporation a reasonable period of time to seek such remedy. The obligations under this Section 4 shall cease as to any Corporation information which (A) at the time of disclosure is part of the public domain or otherwise generally known in the industry in which the Corporation operates; (B) after disclosure becomes part of the public domain or becomes generally known in the industry in which the Corporation operates through no violation of this Section 4; (C) prior to disclosure was in the possession of the receiving Person as shown by his, her or its written records and was not subject to an obligation of secrecy; (D) is acquired from a third party, provided that such information was not acquired by such third party, directly or indirectly, under an obligation of secrecy; or (E) was disclosed or developed independently by personnel of the receiving Person not exposed to the Corporation’s information. 5. Notices. All notices, offers, acceptances or any other communication provided for under this Agreement shall be given in writing by personal delivery, by nationally recognized overnight delivery service, by registered or certified mail or by e-mail or other electronic means, read receipt requested, and shall be addressed, in the case of the Corporation, to its principal office, for the Hale Investors and FedNat at their respective addresses set forth below and for each other Shareholder from time to time party hereto, to the attention of the individual and to the address designated in writing by such Person in the Corporation’s records. Notice shall be deemed given as of (a) the date of personal delivery, (b) email delivery, return receipt requested, (c) one (1) business day after the deposit of such notice via overnight delivery service for domestic delivery and five (5) business days after the deposit of such notice via overnight delivery service for international delivery or (c) on the date such registered or certified letter, properly addressed, is postmarked. Hale Investors: c/o Hale Partnership Capital Management 3675 Marine Drive Greenville, NC 27834 Attention: Steven Hale Phone No.: 336-552-6228 Email: steve@halepartnership.com with a copy (which shall not constitute notice) to: Moore & Van Allen PLLC 100 North Tryon Street, 47th Floor Charlotte, North Carolina 28202 Attention: Ryan M. Smith Email: ryansmith@mvalaw.com FedNat:

8 CHAR1\1899890v7 FedNat Holding Company 14050 NW 14th Street, Suite 180 Sunrise, FL 33323 Attention: Bruce F. Simberg, Chairman of the Board Email: bsimberg@fednat.com with a copy (which shall not constitute notice) to: Nelson Mullins Riley & Scarborough LLP 2 South Biscayne Boulevard, 21st Floor Miami, Florida 33131 Attention: Nina S. Gordon Email: nina.gordon@nelsonmullins.com Any Party may change its notice address by giving notice to the other Party in the manner and at the then current address provided hereinabove. 6. Legend on Stock Certificates. The stock certificates of the Corporation shall bear the following legend: THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION, OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE HOLDER) AS TO ANY EXEMPTION, FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR SUCH LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD PURSUANT TO A SHAREHOLDERS’ AGREEMENT EFFECTIVE [___], 2022 BY AND AMONG THE CORPORATION AND ITS SHAREHOLDERS, ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH THEREIN, AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF. 7. Termination. This Agreement shall terminate (a) upon the expiration of the period in which Articles of Dissolution of the Corporation filed with the Florida Department of State may be revoked, (b) when a judicial dissolution of the Corporation becomes final and not subject to appeal, (c) upon the voluntary agreement of the Shareholders when bound by the terms hereof; (d) when only one of the Shareholders party hereto, including those Shareholders made party hereto by joinder, own Shares, (e) upon the restatement of this Agreement completed in accordance with the terms hereof, (f) upon the effectives of a merger or consolidation in which the Shareholders holding a majority of the outstanding Shares hereunder do not hold the majority of the outstanding

9 CHAR1\1899890v7 Shares of the surviving corporation, or (g) upon the sale of all Shares of the Corporation to an unrelated third party purchaser. 8. Parties Bound; Entire Agreement. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, donees, legatees, transferees, successors and assigns. The Shareholders agree for themselves and their heirs, executors, administrators, personal representatives, donees, legatees, transferees, successors and assigns to execute any and all instruments and to perform any acts that may be necessary or proper to carry out the purpose of this Agreement. The undersigned parties agree that this Agreement constitutes the entire agreement among themselves and the Corporation with respect to the subject matter hereof and supersedes all other, prior agreements, negotiations, representations and discussions with respect to the subject matter hereof. 9. Amendment. This Agreement may be amended or modified or a provision hereof waived only with the consent of the majority of the Shares held by the Hale Investors; provided, however, that amendment of Section 1 shall also require the consent of FedNat; and provided further, that the Board or any officer of the Corporation may amend or modify this Agreement or Schedule 1 attached hereto (a) to correct any typos or similar administrative errors contained herein, or (b) to reflect (i) a change in the name, location of principal place of business or registered agent or office of the Corporation approved by the Board, or (ii) the admission or substitution of Shareholders whose admission or substitution has been made in accordance with this Agreement; and provided, further, that the amendment of any provision hereof which grants a specific right or set of rights to a particular Shareholder or group of Shareholders may not be amended without the written consent of such Shareholder or the written consent of the Shareholders within such group holding a majority of the outstanding Shares held by such group; and provided, further, no amendment which adversely and disproportionately affects a Shareholder relative to other similarly situated Shareholders shall be effective without the consent of such Shareholder. 10. Strict Performance. The failure of a party hereto to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of rights arising out of any subsequent breach or default of such provisions. 11. Legal Representation. Each Person party hereto acknowledges that such party has been advised to seek independent counsel with regard to this Agreement and has had the opportunity to seek and/or has sought such counsel. 12. Governing Law; Venue. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Florida without regard to conflicts of law principles. Any action arising or proceeding out of or relating to this Agreement shall be decided in the federal and state courts seated in Tampa, Florida. 13. Definitions. “Affiliate” means, with respect to any Person, another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now

10 CHAR1\1899890v7 or hereafter existing that is controlled by one (1) or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person. “Agreement” has the meaning given in the Preamble. “Board” and “Board of Directors” have the meaning given in Section 1.1. “Cause” has the meaning given in Section 1.3(a). “Common Stock” means the common stock of the Corporation. “Corporation” has the meaning given in the Preamble. “Director(s)” has the meaning given in Section 1. “Drag-Along Sale” has the meaning given in Section 2.2(a). “Effective Date” has the meaning given in the Preamble. “Encumbrance” means a transfer as collateral security for an obligation, whether as a security interest, pledge, assignment for the benefit of one or more creditors (other than another Shareholder), hypothecation or otherwise, and any other lien on or right or other interest in the Shares arising by any means other than a Transfer, including the involuntary imposition of any security interest, lien or charge. “FedNat” means FedNat Holding Company. “FedNat Directors” has the meaning given in Section 1.1(a). “Hale Directors” has the meaning given in Section 1.1(a). “Hale Investor” means each “Hale Investor” indicated on the signature pages hereto as of the Effective Date, and any successor or assign of such Shareholders designated as a Hale Investor by the Board. “Person” means an individual (or individuals), trust, entity, government, government agency, political subdivision or unincorporated association. “Representatives” has the meaning given in Section 4. “Shareholder” and “Shareholders” have the meaning given in the Preamble. “Shares” has the meaning given in Section 1.1. “Transfer” means any sale, gift, assignment, pledge, or any other voluntary or involuntary disposition (including the creation of an Encumbrance), by operation of law, by divorce decree or equitable distribution, by bankruptcy, by testamentary disposition or intestate succession, or otherwise, to any other Person.

SHAREHOLDERS’ AGREEMENT IN WITNESS WHEREOF, the parties hereto have hereunto set their hands or caused this Agreement to be signed by their duly authorized officers, all on the day and year first above written. MONARCH NATIONAL INSURANCE COMPANY By: /s/ Michael H. Braun Name: Michael H. Braun Title: President

SHAREHOLDERS’ AGREEMENT IN WITNESS WHEREOF, the parties hereto have hereunto set their hands or caused this Agreement to be signed by their duly authorized officers, all on the day and year first above written. HALE INVESTORS: HALE PARTNERSHIP FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager MGEN II – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager CLARK – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager

13 IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. HALE INVESTORS: SMITH – HALE FUND, LP By: Hale Partnership Capital Advisors, LLC, its General Partner By: /s/ Steven A. Hale II Steven A. Hale II, Manager DICKINSON – HALE FUND, LP By: Hale Partnership Capital Advisors, LLC, its General Partner By: /s/ Steven A. Hale II Steven A. Hale II, Manager THE VANDERBILT UNIVERSITY “VUA HALE SMA” By: Hale Partnership Capital Management, LLC, its investment advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager HALE ICFG FUND, LP By: Hale Partnership Capital Advisors, LLC, its General Partner By: /s/ Steven A. Hale II Steven A. Hale II, Manager NATIONAL CONSUMER TITLE INSURANCE COMPANY By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Chief Executive Officer

SHAREHOLDERS’ AGREEMENT IN WITNESS WHEREOF, the parties hereto have hereunto set their hands or caused this Agreement to be signed by their duly authorized officers, all on the day and year first above written. FEDNAT: FEDNAT HOLDING COMPANY By: /s/ Bruce Simberg Name: Bruce Simberg Title: Chairman of the Board

CHAR1\1899890v7 SCHEDULE 1 Share Ownership Please see attached.

CHAR1\1899890v7 EXHIBIT A Joinder MONARCH NATIONAL INSURANCE COMPANY JOINDER & EXECUTION PAGE FOR SHAREHOLDERS’ AGREEMENT [Date] The undersigned acknowledges that [he/she/it] has received a copy of the Shareholders’ Agreement effective as of ___________, 2022 by and among Monarch National Insurance Company, a Florida corporation (the “Corporation”) and the Shareholders of the Corporation (the “Agreement”). The undersigned covenants that [he/she/it] has read the Agreement and is otherwise familiar with its terms and conditions. The undersigned further agrees and understands that by execution of this Joinder & Execution Page, [he/she/it] acknowledges the transfer restrictions set forth in Section 2 of the Agreement and hereby makes and binds [himself/herself/itself] to all of the rights, covenants and other obligations as a Shareholder set forth in the Agreement. IN WITNESS WHEREOF, the undersigned has executed this Joinder & Execution Page as of the date first written above. FOR INDIVIDUALS: By: Printed Name: FOR ENTITIES: [ENTITY NAME] By: Name: Title: